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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2007

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                         WATTS WATER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                  001-11499             04-2916536
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   (State or Other Jurisdiction       (Commission          (IRS Employer)
         of Incorporation)            File Number)       Identification No.

             815 Chestnut Street, North Andover, Massachusetts 01845
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On November 9, 2007, Watts Water Technologies, Inc. (the "Registrant") issued a press release announcing that the Board of Directors authorized the Registrant to repurchase shares of its Class A Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 15, 2007, the Registrant adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Registrant implemented this written trading plan in connection with its share repurchase program. Adopting a trading plan that satisfies the conditions of Rule 10b5-1 allows a company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading blackout periods or pursuant to insider trading laws. A broker selected by the Registrant will have the authority under the terms and limitations specified in the plan to repurchase shares on the Registrant's behalf in accordance with the terms of the plan.

Information regarding share repurchases will be available in the Registrant's periodic reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index attached hereto.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2007              WATTS WATER TECHNOLOGIES, INC.

                                     By: /s/ Patrick S. O'Keefe
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                                         Patrick S. O'Keefe
                                         Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.       Title
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99.1              Press release dated November 9, 2007